UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 24, 2015

_______________________________________

Crossroads Systems, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-15331	74-2846643
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

11000 North Mo-Pac Expressway, Austin, Texas	78759
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (512) 349-0300

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

Crossroads Systems, Inc. (the “Company”) has scheduled the Company’s 2015 Annual Meeting of Stockholders (the “Annual Meeting”) to be held on May 8, 2015. The Company’s Board of Directors has determined that proposals to be considered for inclusion in the Company’s proxy statement for the Annual Meeting pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, must be received by the Company at its principal executive offices on or before March 6, 2015. The deadline for submitting proposals made outside of Rule 14a-8 of the Exchange Act, as disclosed in last year’s proxy statement, has not changed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

February 24, 2015	CROSSROADS SYSTEMS, INC.

	By:	/s/ Jennifer Crane
		Name:	Jennifer Crane
		Title:	Chief Financial Officer